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                                                                   Exhibit 10.11


                   COMMERCIAL REVOLVING LOAN, ADDITIONAL LOAN
                             AND SECURITY AGREEMENT

      This Commercial Revolving Loan, Additional Loan and Security Agreement dated December 17, 1997 is by and among CYCOMM INTERNATIONAL, INC. a Wyoming corporation with its chief executive office and principal place of business at 1420 Springhill Road, Suite 420, McLean, Virginia 22102 ("CYCOMM"), XL COMPUTING CORP., INC., a Delaware corporation with its chief executive office and principal place of business at 10305 102nd Terrace, Sebastian, Florida 32958 ("XL"), XL COMPUTING (CANADA) INC., a Quebec, Canada corporation with its chief executive office and principal place of business at 7900 Taschereau, Suite C-100, Brossard (Quebec) Canada J4X1C2 ("XL CANADA" and, together with Cycomm and XL, collectively referred to as the "BORROWERS") and AMERICAN COMMERCIAL FINANCE CORPORATION, a Delaware corporation with an office at 433 South Main Street, West Hartford, Connecticut 06110 ("LENDER").

                                    PREAMBLE

      WHEREAS, Borrowers have requested Lender to extend to Borrowers (a) a revolving loan in the maximum aggregate principal amount of up to $4,000,000 (the "REVOLVING LOAN") and (b) an additional loan in the original principal amount of $568,000 (the "ADDITIONAL LOAN" and, together with the Revolving Loan, the "LOANS"); and

      WHEREAS, Lender has agreed to extend the Loans to Borrowers on the conditions set forth below.

      NOW, THEREFORE, for the mutual considerations contained in this Agreement, Borrowers and Lender agree as follows:

      ARTICLE I.  DEFINITIONS

            SECTION 1.1. ACCOUNTING TERMS; ETC. Unless otherwise defined, all accounting terms shall be construed, and all computations or classifications of assets and liabilities and of income and expenses shall be made or determined in accordance with generally accepted accounting principles consistently applied. As used herein, or in the Financing Agreements (as hereinafter defined) or in any certificate, document or report delivered pursuant to this Agreement or any other Financing Agreement, the following terms shall have the following meanings:

            (a) "Account" and "Accounts" shall have the meanings assigned in
      Section 8.1(a) hereof.
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            (b) "Account Debtor" and "Account Debtors" shall mean the person or entity or persons or entities obligated to Borrowers upon the Accounts.

            (c) "Additional Loan" shall have the meaning assigned in Section 3.1 hereof.

            (d) "Additional Loan Promissory Note" shall have the meaning assigned in Section 3.1 hereof.

            (e) "Agreement" shall mean this Commercial Revolving Loan, Additional Loan and Security Agreement as the same may from time to time be amended, supplemented or otherwise modified.

            (f) "Arrangement" and "Arrangements" shall have the meaning assigned in Section 5.1(n) hereof.

            (g) "Borrowers" shall have the meaning assigned in the first paragraph hereof.

            (h) "Borrowing Base" shall mean an amount equal to the lesser of (i) the amount by which FOUR MILLION DOLLARS ($4,000,000) exceeds the outstanding indebtedness under the Additional Loan and (ii) an amount equal to the sum of (1) the Eligible U.S. Borrower Accounts Amount plus
      (2) the Eligible Canadian Accounts Amount plus (3) the Eligible Foreign Accounts Amount plus (4) the Eligible XL Inventory Account Amount plus (5) the Eligible Canadian Inventory Amount.

            (i) "Business Day" shall mean any day other than a day on which commercial banks in Hartford, Connecticut are required or permitted by law to close.

            (j) "Canadian Conversion Rate" shall mean such conversion or currency exchange rate as may be selected by Lender in its sole discretion to convert Canadian currency into United States currency, which exchange rate is .72 as of the date hereof.

            (k) "Collateral" shall mean the property of Borrowers described in
      Section 8.1 hereof.

            (l) "Commitment Letter" shall mean that certain commitment letter issued by Lender to Borrower and dated November 17, 1997.

            (m) "Company" and "Companies" shall mean Borrowers and any entities affiliated with Borrowers in connection with any Plan.
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            (n) "Cycomm" shall have the meaning assigned in the first paragraph hereof.

            (o) "Cycomm Revolving Loan Account" shall have the meaning assigned in Section 2.3 hereof.

            (p) "Defaulting Event" shall mean the occurrence of an Event of Default or the occurrence of any condition or event which but for the giving of notice or passage of time or both would constitute an Event of Default.

            (q) "Dollar" and the sign "$" shall mean lawful money of the United States of America.

            (r) "Eligible Accounts" shall mean those Accounts of Borrowers which arise from the sale of inventory or rendition of services in the ordinary course of Borrowers' business, are subject to Lender's perfected, first lien security interest and no other lien or security interest, and are evidenced by an invoice or other documentary evidence reasonably satisfactory to Lender. Further, no Account shall be an Eligible Account if:

                  (i) it arises out of a sale made by Borrowers to any
            affiliate, division, subsidiary or parent of Borrowers or to any person or entity controlled by or under common control with an affiliate, division, subsidiary or parent of Borrowers;

                  (ii) it is due or unpaid more than ninety (90) days after its original invoice date;

                  (iii) the account debtor is also a creditor or supplier of any
            Borrower, has disputed liability or made any claim with respect to any other account due from such account debtor to Borrowers, or the account is otherwise subject to any defense, counterclaim or offset of or by the account debtor;

                  (iv) the account debtor is located outside the United States and Canada (unless (A) such account is supported by a letter of credit or credit insurance acceptable in form, scope and substance to Lender in Lender's reasonable discretion or (B) such account is an Eligible Foreign Account);

                  (v) the account debtor is located in New Jersey or Minnesota, unless Borrowers have (x) filed a Notice of Business Activity Report in the appropriate office or agency for such state in the then current year, or (y) received a Certificate of Authority to do business and is in good standing in such state;
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                  (vi) the sale giving rise to the account is on a
            bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or other repurchase or return basis, or is evidenced by a note or chattel paper;

                  (vii) Borrowers have made an agreement with the account debtor for any deduction from the invoice representing said account, except for discounts or allowances made in the ordinary course of Borrowers' business for prompt payment, which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                  (viii) fifteen percent (15%) or more of the aggregate invoices for an account debtor are due or unpaid for more than ninety (90) days after their original invoice date;

                  (ix) it arises out of a sale made by the Borrowers to an
            account debtor that is the United States Government or any agency or subdivision thereof (collectively the "GOVERNMENT"), unless Borrowers have complied in all respects with the Federal Assignment of Claims Act of 1940, or has otherwise satisfied Lender as to the assignability and collectability of said accounts; or

                  (x) the Lender in its sole discretion deems the Account to be unacceptable for any reason.

      If there is any dispute as to whether any Account is an Eligible Account, the determination of Lender shall at all times control.

            (s) "Eligible Canadian Accounts" shall mean Accounts which are otherwise Eligible Accounts and further are accounts in respect of which the account debtors have been notified in writing to remit payment directly to Lender or to an address designated by Lender pursuant to a notice in form and content satisfactory to Lender.

            (t) "Eligible Canadian Accounts Amount" shall mean an amount equal to the lesser of (i) TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000) and
      (ii) the product of (1) eighty percent of Eligible Canadian Accounts multiplied by (2) the Canadian Conversion Rate then in effect.

            (u) "Eligible Canadian Inventory Amount" shall mean an amount equal to the lesser of (i) twenty-five percent of Eligible Inventory of XL Canada which is valued in U.S. dollars and (ii) FIVE HUNDRED THOUSAND DOLLARS ($500,000).
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            (v) "Eligible Foreign Accounts" shall mean Accounts that are otherwise Eligible Accounts (except that such Accounts do not satisfy the conditions set forth in clause (iv) of the definition of Eligible Accounts) and further (i) are accounts in respect of which the account debtors have been notified to remit payment directly to Lender or to an address designated by Lender pursuant to a notice in writing in form and content satisfactory to Lender in its sole discretion and (ii) are accounts that have originally been invoiced in, and are payable in, Dollars only.

            (w) "Eligible Foreign Accounts Amount" shall mean an amount equal to the lesser of (i) eighty percent (80%) of Eligible Foreign Accounts and
      (ii) an amount equal to thirty percent (30%) of all Accounts of the Borrowers.

            (x) "Eligible Inventory" shall mean Borrowers' inventory of computers and electronics components to the extent Lender, in its sole discretion, determines that such inventory is eligible for advance. In addition and without limiting Lender's discretion, Eligible Inventory shall be valued in Dollars, net of reserves and returns, valued at the lower of cost or market, and subject to Lender's perfected first security interest and to no other lien or security interest. Further and without limiting Lender's discretion, no inventory shall be eligible if it is:

                  (i) deemed by Lender as slow moving or obsolete;

                  (ii) not otherwise in good condition and salable through
            normal trade channels; or

                  (iii) not salable in the ordinary course of Borrower's
            business.

            (y) "Eligible Inventory of XL" shall mean the Eligible Inventory owned by XL and located at XL's principal place of business in Sebastian, Florida.

            (z) "Eligible Inventory of XL Canada" shall mean the Eligible Inventory owned by XL Canada and located at 7900 Taschereau, Suite G100, Brossard (Quebec) Canada J4X 1C2, XL Canada's principal place of business.

            (aa) "Eligible U.S. Borrower Accounts" shall mean, collectively, the Eligible Accounts of Cycomm and the Eligible Accounts of XL.

            (bb) "Eligible U.S. Borrower Accounts Amount" shall mean an amount equal to eighty percent (80%) of Eligible U.S. Borrower Accounts.
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            (cc) "Eligible XL Inventory Amount" shall mean an amount equal to the lesser of (i) twenty-five percent (25%) of Eligible Inventory of XL and (ii) FIVE HUNDRED THOUSAND DOLLARS ($500,000).

            (dd) "Environmental Laws" shall mean any and all applicable foreign, federal, state and local statutes, laws, regulations, rules, ordinances, orders, guidances, policies or common law (whether now existing or hereafter enacted or promulgated) pertaining to the environment, of any and all federal, state or local governments and governmental and quasi-governmental agencies, bureaus, subdivisions, commissions or departments which may now or hereafter have jurisdiction over either Borrower and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants.

      Without limiting the generality of the foregoing, the term "Environmental Laws" shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: Federal Occupational Safety and Health Act ("OSHA"); the Clean Air Act ("CAA"); the Toxic Substances Control Act ("TSCA"); the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Clean Water Act ("CWA"); the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984 ("RCRA"); the Hazardous Materials Transportation Act; the Nuclear Liability Act (Canada); An Act Respecting Occupational Health and Safety (Quebec); the Canadian Environmental Protection Act (Canada); the Environment Quality Act (Quebec); the Hazardous Materials Information Review Act (Canada); the Transportation of Dangerous Goods Act (Canada); the Use of Petroleum Products Act (Canada); and all applicable Environmental Laws of each state and municipality in which any Borrower conducts business or locates assets and all rules and regulations thereunder and amendments thereto, and all similar state and local laws, rules and regulations.
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            (ee) "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated pursuant thereto, as the same may from time to time be supplemented or amended.

            (ff) "Event of Default" and "Events of Default" shall have the meanings assigned in Section 9.1 hereof.

            (gg) "Fidelity Guarantor" shall have the meaning assigned in Section 6.1(d) hereof.

            (hh) "Fidelity Guaranty" shall have the meaning assigned in Section 6.1(d) hereof.

            (ii) "Financing Agreement" or "Financing Agreements" shall mean this Agreement, the Notes, the Fidelity Guaranty, the Guaranties, the Province of Quebec Security Documents and any and all other instruments, agreements and documents executed in connection herewith or therewith or related hereto or thereto, together with any amendments, supplements or modifications hereto or thereto.

            (jj) "Fixed Assets" shall mean equipment and other assets of Borrowers which, by generally accepted accounting principles, must be treated as fixed assets in financial statements of Borrowers.

            (kk) "Further Loans" shall have the meaning assigned in Section 6.2 hereof.

            (ll) "Guaranty" and "Guaranties" shall have the meaning assigned in
      Section 6.1(h) hereof.

            (mm) "Hazardous Material" shall mean any chemical, compound, material, mixture or substance: (i) the presence of which requires or may hereafter require notification, investigation, monitoring or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "toxic substance" or "pollutant" or "contaminant" under any present or future applicable federal, state or local law or under the rules and regulations adopted or promulgated pursuant thereto, including, without limitation, the Environmental Laws; (iii) which is toxic, explosive, corrosive, reactive, ignitable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over any Borrower; (iv) which contains without limitation, gasoline, diesel fuel or other petroleum
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                                      -8-


      products, asbestos or polychlorinated biphenyls ("PCBS"); or (v) any other chemical, material or substance, exposure to, or disposal of, which is now or hereafter prohibited, limited or regulated by any federal, state or local governmental body, instrumentality or agency.

            (nn) "Indemnifiable Liability" shall have the meaning assigned in
      Section 14.1(a) hereof.

            (oo) "Indemnitee" and "Indemnitees" shall have the meanings assigned in Section 14.1(a) hereof.

            (pp) "Lender" shall have the meaning assigned in the first paragraph hereof.

            (qq) "Lessor's Agreements" shall have the meaning assigned in
      Section 6.1(e) hereof.

            (rr) "Liabilities and Expenses" shall have the meaning assigned in
      Section 11.1(b) hereof.

            (ss) "Loan" means a Revolving Loan or the Additional Loan and "Loans" means the Revolving Loans and the Additional Loan.

            (tt) "Minimum Balance" shall have the meaning assigned in Section 4.1(a) hereof.

            (uu) "Minimum Interest Amount" shall have the meaning assigned in
      Section 13.1(c) hereof.

            (vv) ""Movable Hypothec" shall have the meaning assigned in
      Section 7.13 hereof.

            (ww) "Notes" shall mean the Revolving Promissory Note and the Additional Loan Promissory Note.

            (xx) "Notice of Borrowing" shall have the meaning assigned in
      Section 2.3 hereof.

            (yy) "Obligation" and "Obligations" shall mean and include all loans, advances, interest, indebtedness, liabilities, obligations, fees, charges, expenses, guaranties, covenants and duties at any time owing by Borrowers to Lender of every kind and description, whether or not evidenced by any note or other instrument, whether or not for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, but not limited to, the Loans, the Termination Fee, all other indebtedness,
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      liabilities and obligations of Borrowers arising under this Agreement and the other Financing Agreements or otherwise, and all costs, expenses, fees, charges incurred by Lender hereunder or otherwise with respect to Borrowers, including without limitation, reasonable fees and expenses of attorneys, paralegals and other professionals incurred in connection with any of the foregoing, or in any way connected with, involving or relating to the preservation, enforcement, protection or defense of, or realization under this Agreement, any of the other Financing Agreements, any related agreement, document or instrument, the Collateral and the rights and remedies hereunder or thereunder, including without limitation, all reasonable costs, expenses and fees incurred in inspecting or surveying mortgaged real estate, if any, or conducting Environmental studies or tests, and all reasonable costs, expenses and fees incurred in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and further in connection with any modification, renegotiation or restructuring of the indebtedness evidenced by this Agreement and/or any of the other Financing Agreements and/or Obligations.

            (zz) "Plan" shall mean any employee benefit plan or other plan maintained by Borrowers or any entity affiliated with Borrowers for employees covered by Title I of ERISA.

            (aaa) "Premises" shall mean the real property located at (i) 1420 Springhill Road, McLean, Virginia, (ii) 10305 102nd Terrace, Sebastian, Florida and (iii) 7900 Taschereau, Suite C-100, Brossard (Quebec) Canada.

            (bbb) "Prime Rate" shall mean the Prime Rate as published from time to time in the "Money Rates" section of The Wall Street Journal or any successor publication, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference selected by Lender. The Prime Rate need not and may not necessarily be Lender's lowest or most favorable rate.

            (ccc) "Province of Quebec Security Documents" shall have the meaning assigned in Section 6.1(g) hereof.

            (ddd) "Receivables" shall have the meaning assigned in Section 8.1(a) hereof.

            (eee) "Release" shall mean any release, emission, disposal, leaching or migration into the environment (including, without limitation, the abandonment or disposal of any barrels, containers, or other closed receptacles containing any Hazardous Materials) or into or out of any property owned, occupied or used by Borrowers.
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            (fff) "Renewal Term" shall have the meaning assigned in Section 13.1
      (a) hereof.

            (ggg) "Revolving Loan" and "Revolving Loans" shall have the meanings assigned in Section 2.1 hereof.

            (hhh) "Revolving Loan Account" shall have the meaning assigned in
      Section 2.3 hereof.

            (iii) "Revolving Promissory Note" shall have the meaning assigned in
      Section 2.3 hereof.

            (jjj) "Subsidiary" and "Subsidiaries" shall mean any corporation or corporations of which the majority of outstanding shares of any stock having ordinary voting power is at the time owned by Borrowers and/or by one or more Subsidiaries.

            (kkk) "Term" shall have the meaning assigned in Section 13.1(a) hereof.

            (lll) "Termination Fee" shall have the meaning assigned in Section 13.1(c) hereof.

            (mmm) "XL" shall have the meaning assigned in the first paragraph hereof.

            (nnn) "XL Canada" shall have the meaning assigned in the first paragraph hereof.

            (ooo)) "XL Revolving Loan Account" shall have the meaning assigned in Section 2.3 hereof.

      ARTICLE II.  REVOLVING LOANS

            SECTION 2.1. AMOUNT. Subject to the terms and conditions contained in this Agreement, and so long as no Defaulting Event has occurred, Lender agrees, in its sole discretion, to make loans (collectively, the "REVOLVING LOANS" and, individually, a "REVOLVING LOAN") to Borrowers from time to time until terminated as provided below in principal amounts not exceeding in the aggregate at any one time outstanding the Borrowing Base, it being agreed and understood that at no time shall the maximum aggregate principal amount of the Revolving Loans made by Lender exceed the Borrowing Base. Without limiting Lender's discretion, notwithstanding the actual net face value of any Eligible Account of Borrowers, for purposes of computing the Borrowing Base, the value of any Eligible Account with a net face value in excess of
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      $50,000 shall be reduced to $50,000 prior to the application of such
      Borrowing Base. Lender may, in its sole discretion, raise or lower the $50,000 limit set forth in the immediately preceding sentence without in any way creating a course of conduct which requires Lender to maintain such raised or lowered limit or to raise or lower such limit again in the future.

            SECTION 2.2. PAYMENT ON DEMAND. ALL OBLIGATIONS OF BORROWERS ARISING UNDER THE REVOLVING LOANS SHALL BE PAID BY BORROWERS IN FULL UPON DEMAND BY LENDER, NOTWITHSTANDING LENDER'S RIGHTS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND WHETHER OR NOT SUCH EVENT OF DEFAULT HAS OCCURRED.

            SECTION 2.3. PROCEDURE FOR ADVANCES, NOTICE OF BORROWING, REVOLVING PROMISSORY NOTE, ETC. Within the limits of the Borrowing Base and the Term, so long as Borrowers are in compliance with all of the terms and conditions of this Agreement and no Defaulting Event has occurred, Borrowers may request borrowings, repay and request reborrowings of Revolving Loans. Whenever any Borrower desires an advance, Cycomm (on behalf of itself and XL Canada) or XL, as applicable, shall notify Lender (which notice shall be irrevocable) by telex, telecopy or telephone of the proposed borrowing. Such notice (each, a "NOTICE OF BORROWING") shall specify the date of the proposed borrowing and the amount to be borrowed. Each Notice of Borrowing must be received by Lender no later than 11:00 a.m., Hartford, Connecticut time on the day such borrowing is requested. In addition to this Agreement, the Revolving Loans shall be evidenced by a revolving promissory note payable to Lender in the form of Exhibit A attached hereto (the "REVOLVING PROMISSORY NOTE"). Insofar as Cycomm (on behalf of itself and XL Canada) or XL may request, and Lender shall make, Revolving Loans hereunder, Lender shall enter such advances as debits on the revolving loan account maintained by or on behalf of such Borrower with Lender (each such account is herein referred to as a "REVOLVING LOAN ACCOUNT"; such account maintained by Cycomm on behalf of itself and XL Canada is herein referred to as the "CYCOMM REVOLVING LOAN ACCOUNT"; and such account maintained by XL is herein referred to as the "XL REVOLVING LOAN ACCOUNT"). Lender may record to the Cycomm Revolving Loan Account, in accordance with customary accounting procedures, all accrued and unpaid interest paid in respect of borrowings by Cycomm on behalf of itself and XL Canada. Lender may record to the XL Revolving Loan Account, in accordance with customary accounting procedures, all accrued and unpaid interest paid in respect of borrowings by XL. Lender may also record to either the Cycomm Revolving Loan Account or the XL Revolving Loan Account, in Lender's sole discretion (or Lender may allocate between

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      the Revolving Loan Accounts in amounts determined by Lender in its sole discretion), all fees, late fees, usual and customary charges for the maintenance and administration of checking and any other accounts maintained by Borrowers with Lender and other fees and charges which are properly chargeable to Borrowers under this Agreement; all payments, subject to collection, made by Borrowers on account of indebtedness evidenced by either Revolving Loan Account; all proceeds of Collateral which are finally paid to Lender in its own office in cash or collected items; and other appropriate debits and credits, including, without limitation, payments of interest due hereunder; provided that Lender shall, to the extent practical, apply any proceeds of Collateral first to the Revolving Loan Account maintained by or on behalf of the Borrower who previously owned such Collateral.

            SECTION 2.4. MONTHLY STATEMENTS. On a monthly basis, Lender shall render a statement for each Revolving Loan Account, which statement shall be considered correct and accepted by Borrowers and conclusively binding upon Borrowers unless Borrowers notify Lender to the contrary twenty (20) days of the receipt of said statement by Borrowers. Lender shall have the right to debit each applicable Revolving Loan Account for all interest charges on the Loan as and when the same shall be due and payable, if not otherwise paid by Borrowers.

            SECTION 2.5. LENDER DISCRETION. Nothing herein shall be construed to
      (a) require Lender to make Revolving Loans, and/or (b) prohibit Lender from lending in excess of the Borrowing Base, it being agreed that all such loans and advances shall be at Lender's sole discretion and shall not establish a pattern or custom binding upon Lender.

            SECTION 2.6. COLLECTIONS ON CANADIAN ACCOUNTS. The Borrowers agree that payments on all Accounts with Account Debtors located in Canada shall be remitted directly by such Account Debtors to Lender or to an address designated by Lender. Borrowers agree to give irrevocable notice to such Account Debtors that all payments in respect of such Accounts shall be so paid directly to such account of Lender. Upon Lender's request, Borrowers agree to execute a lockbox agreement in form, scope and substance satisfactory to Lender in its sole discretion.

            SECTION 2.7.  CONVERSION OF CANADIAN CURRENCY.

              (a) Borrowers acknowledge and agree that all Accounts and all Inventory (including Inventory located in Canada and Inventory owned by XL Canada) shall be valued and denominated in U.S. Dollars for all purposes of this Agreement.
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            (b) All payments of Accounts in Canadian currency shall be converted to Dollars by multiplying the amount thereof by the Canadian Conversion Rate then in effect at the time such payment is received by Lender.

            (c) Borrowers acknowledge and agree that any and all fees, taxes and exchange risks and charges, foreign or otherwise, on or in respect of the conversion, valuation or determination of any such amounts shall be the sole responsibility of Borrowers and Lender may charge any such costs to the Cycomm Revolving Loan Account.

      ARTICLE III. ADDITIONAL LOAN

            SECTION 3.1. AMOUNT. Subject to the terms and conditions contained in this Agreement, Lender agrees to make a loan to Borrowers in the original principal amount of $568,000 (the "ADDITIONAL LOAN"). In addition to this Agreement, the Additional Loan shall be evidenced by an Additional Loan Promissory Note payable to Lender in the form of Exhibit B attached hereto (the "ADDITIONAL LOAN PROMISSORY NOTE").

            SECTION 3.2. PAYMENT ON DEMAND. ALL OBLIGATIONS OF BORROWERS ARISING UNDER THE ADDITIONAL LOAN SHALL BE PAID BY BORROWERS IN FULL UPON DEMAND BY LENDER, NOTWITHSTANDING LENDER'S RIGHTS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND WHETHER OR NOT SUCH EVENT OF DEFAULT HAS OCCURRED AND, IF DEMAND IS NOT SOONER MADE, AS SET FORTH IN THE ADDITIONAL LOAN PROMISSORY NOTE.

            SECTION 3.3. MONTHLY STATEMENTS. On a monthly basis, Lender shall render a statement for the Additional Loan, which statement shall be considered and accepted by Borrowers and conclusively binding upon Borrowers unless Borrowers notifies Lender to the contrary within twenty
      (20) days of the receipt of said statement by Borrowers. Lender shall have the right to debit either Revolving Loan Account for all principal, interest and other charges on the Additional Loan as and when the same shall be due and payable, if not otherwise paid by Borrowers.

      ARTICLE IV.  INTEREST, FEES AND OTHER CHARGES

            SECTION 4.1.  INTEREST.

            (a) INTEREST RATES. So long as no Defaulting Event has occurred, the Loans shall bear interest (from the date made through and including the date of payment in full), at a floating rate per annum equal to three percentage points (3.0%) above the Prime Rate, on the greatest of:

      (i) the actual average balance outstanding under the Loans; (ii) the sum of (A) a minimum assumed average monthly balance outstanding under the Revolving Loan of $400,000 attributable to borrowings by Cycomm plus (B) a minimum assumed average monthly balance outstanding under the Revolving Loan of $1,132,000 attributable to borrowings by XL plus (C) the actual average balance outstanding under the Additional Loan; (iii) the sum of
      (A) a minimum assumed average monthly balance outstanding under the Revolving Loan of $400,000 attributable to borrowings by Cycomm (on behalf of itself and XL Canada) plus (B) the actual average balance outstanding under the Revolving Loan attributable to borrowings by XL plus (C) the actual average balance outstanding under the Additional Loan; and (iv) the sum of (A) the actual average balance outstanding under the Revolving Loan attributable to borrowings by Cycomm (on behalf of itself and XL Canada) plus (B) a minimum assumed average monthly balance outstanding under the Revolving Loan of $1,132,000 attributable to borrowings by XL plus (C) the actual average balance outstanding under the Additional Loan (the "MINIMUM BALANCE") .

            (b) PAYMENT OF INTEREST. So long as any of the Obligations remain outstanding, interest on the Loans shall be due and payable without notice or demand monthly in arrears beginning on January 1, 1998 and continuing on the first Business Day of each and every month thereafter.

            (c) DEFAULT INTEREST RATE. Notwithstanding the foregoing, interest on the Loans, at all times after the occurrence of an Event of Default, and interest on all payments of interest that are not paid when due, shall accrue at a rate per annum equal to four percentage points (4.0%) above the applicable interest rates otherwise in effect under this Agreement.

            (d) CALCULATION OF INTEREST. Interest on the Loans shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

            (e) LATE PAYMENT. If any amount due hereunder or under the Notes are not paid within ten (10) days after the date it is due and payable, without in any way affecting Lender's right to make demand hereunder or to declare an Event of Default to have occurred, Lender may in its sole discretion assess a late charge equal to five percent (5.0%) of such late payment against Borrowers, which late charge shall be immediately due and payable and may be paid by a charge to Borrowers' loan account as contemplated in Section 2.3 above.

            (f) LAWFUL INTEREST. It being the intent of the parties that the rate of interest and all other charges to Borrowers be lawful, if for any reason the payment of a portion of interest, fees or charges as required by this Agreement would exceed the limit established by applicable law which a commercial lender such as Lender may charge to commercial Borrowers such as Borrowers, then the obligation to pay interest or charges shall automatically be reduced to such limit and, if any amounts in excess of such limits shall have been paid, then such amounts shall be applied to the unpaid principal amount of the Obligations or refunded to Borrowers so that under no circumstances shall interest or charges required hereunder exceed the maximum rate allowed by law, as aforesaid.

            SECTION 4.2. CLOSING FEES. On or before the date hereof, Borrowers shall pay or have paid to Lender all fees, expenses and other costs incurred by Lender in connection with the closing of the Loans (including, without limitation, all reasonable attorney's and other professionals' fees and expenses).

            SECTION 4.3. COMMITMENT FEE. Borrowers shall also pay to Lender a nonrefundable commitment fee equal to one percent (1%) of the maximum principal amount of the Loans on the date hereof and on each anniversary date of this Agreement. It is understood that the determination of the maximum principal amount of the Loans shall be made without regard to the components of the Borrowing Base based upon Eligible Accounts and Eligible Inventory. For example, for purposes of this provision, on the date hereof the maximum principal amount of the Loans is $4,000,000 and the commitment fee payable on the date hereof is $40,000.

      ARTICLE V.  REPRESENTATIONS AND WARRANTIES

            SECTION 5.1. REPRESENTATIONS AND WARRANTIES. The Borrowers jointly and severally represent and warrant to Lender that:

            (a) GOOD STANDING AND QUALIFICATION. They are duly organized, validly existing and in good standing under the laws of the State of Wyoming in the case of Cycomm, the State of Delaware in the case of XL and the Province of Quebec and Canada in the case of XL Canada. Each Borrower has all requisite corporate power and authority to own and operate its properties and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction wherein the character of the properties owned or leased by it therein or in which the transaction of its business therein makes such qualification necessary.

            (b) CORPORATE AUTHORITY. They have full power and authority to enter into this Agreement and the other Financing Agreements to which they are a party, to make the borrowings contemplated herein, to execute and deliver the Notes and the other Financing Agreements to which they are a party, and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action in respect of shareholders or of any public authority is required as a condition to the validity or enforceability of this Agreement, the Notes, the other Financing Agreements or any other instrument, document or agreement delivered in connection herewith or therewith.

            (c) BINDING AGREEMENTS. This Agreement constitutes, and the Notes and the other Financing Agreements executed and/or delivered in connection herewith or therewith, when issued and delivered pursuant hereto for value received shall constitute, valid and legally binding obligations of Borrowers, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

            (d) LITIGATION. To the best of Borrowers' knowledge after due and diligent inquiry by each Borrower's President and Chief Financial Officer, there are no actions, suits or proceedings pending against Borrowers before any court or administrative agency, nor are there any actions, suits or proceedings threatened, which, individually or in the aggregate, would materially and adversely affect the financial condition, assets or operations of Borrowers, nor are there any such actions, suits or proceedings which question the validity of this Agreement, the Notes, any of the other Financing Agreements, or any action to be taken in connection with the transactions contemplated hereby or thereby.

            (e) NO CONFLICTING LAW OR AGREEMENTS. The execution, delivery and performance by Borrowers of this Agreement, the Notes and each other Financing Agreement, as the case may be, does not (i) violate any provision of any of their Charters, certificates of incorporation, or By-laws or any order, decree or judgment, or any provision of any statute, rule or regulation to which any Borrower may be subject; (ii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any shareholder agreement, stock preference agreement, mortgage, hypothec, indenture or other contract or undertaking to which any one of them is a party, or by which any of their properties may be bound; and (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of Borrowers except for the liens granted hereunder to Lender.

            (f) TAXES. With respect to all of its taxable periods they have filed all tax returns which are required to be filed and all federal, state, provincial, municipal, franchise and other taxes shown on such filed returns have been paid or are being diligently contested by appropriate proceedings and have been reserved against, as required by generally accepted accounting principles, consistently applied.

            (g) FINANCIAL STATEMENTS. The Borrowers have heretofore delivered to Lender and Lender acknowledges receipt of, Borrowers': (i) audited annual balance sheets as of December 31, 1996, and the related statements of income, retained earnings and cash flows for the fiscal year or period then ended. Each of such statements is complete and correct in all material respects and fairly presents their consolidated financial condition as of the dates and for the periods referred to therein and has been prepared in accordance with generally accepted accounting principles consistently applied by the applicable Borrower throughout the periods involved. There are no liabilities, direct or indirect, fixed or contingent, of Borrowers as of the dates of said balance sheets which are not reflected in such statements or in the notes thereto.

            (h) ADVERSE DEVELOPMENTS. Since December 31, 1996 there has been no material adverse change in their financial condition, business, operations, affairs or prospects or in any of their properties or assets.

            (i) EXISTENCE OF ASSETS AND TITLE THERETO. They have good and marketable title to all of their properties and assets, including the properties and assets reflected in the financial statements delivered in connection herewith. None of such properties or assets are subject to any mortgage, hypothec, pledge, lien, lease, encumbrance or charge except those permitted under the terms of this Agreement.

            (j) REGULATIONS G, T, U AND X. The proceeds of the borrowings hereunder are not being used and will not be used, directly or indirectly, for the purposes of purchasing or carrying any margin stock in contravention, or which would cause any Borrower or Lender to be in violation, of Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or any applicable Canadian or Quebec laws.

            (k) COMPLIANCE. To the best of Borrowers' knowledge after due and diligent inquiry by each Borrower's President and Chief Financial Officer, they are not in default with respect to any order, writ, injunction or decree of any court or of any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency, authority or official, nor are they in violation of any law, statute, rule or regulation to which they or any of their properties are subject and they have not received notice of any such default from any party and are not in default in the payment or performance of any of their obligations to any third parties or in the performance of any mortgage, hypothec, indenture, lease, contract or other agreement to which they are a party or by which any of their assets or properties may be bound.

            (l) LEASES They enjoy quiet and undisturbed possession under all leases under which they are operating, and all of such leases are valid and subsisting and not in default.

            (m)   PENSION PLANS.

                  (i) None of the Companies sponsors or maintains any Plan or has ever sponsored or maintained any Plan;

                  (ii) To the extent applicable, each of the Companies agrees to do all acts, including, but not limited to, making all contributions necessary to maintain compliance with ERISA or the Code, and agrees not to terminate any Plan in a manner or do or fail to do any act which could result in the imposition of a lien on any of its properties pursuant to Section 4068 of ERISA;

                  (iii) None of the Companies sponsors or maintains, or has ever contributed to, or has incurred any withdrawal liability under, a "multi-employer plan" as defined in Section 3 of ERISA and none of the Companies has any written or verbal commitment of any kind to establish, maintain or contribute to any "multi-employer plan" under the Multi-employer Pension Plan Amendment Act of 1980;

                  (iv) None of the Companies has any unfunded liability in
            contravention of ERISA and the Code;

            (n) DEFERRED COMPENSATION ARRANGEMENTS. Except as set forth in
      Schedule 5.1(n) attached hereto, none of the Companies has entered into employment contracts or deferred compensation plans, incentive compensation plans, executive compensation plans, arrangements or commitments (each, individually, an "ARRANGEMENT"). With respect to each such Arrangement:

                  (i) Such Arrangement complies currently, and has complied in the past, both as to form and operation with its terms and the provisions of the Code and ERISA and all applicable laws, rules and regulations;

                  (ii) To the extent applicable, the disclosure and reporting provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 have been satisfied;

                  (iii) Such Arrangement is legally valid and binding and is in full force and effect;

                  (iv) The Companies have made all contributions required to be made under any such Arrangement and no contributions are currently due and owing;

                  (v) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the best of the Companies' knowledge which could be reasonably expected to be asserted against any such Arrangement; and

                  (vi) The Companies have performed all obligations required to be performed by it under any such Arrangement and the Companies are not in default or in violation of, and the Companies have no knowledge of a default or violation by any other party to any such Arrangement.

            (o) CHIEF EXECUTIVE OFFICE. Their chief executive offices and principal places of business, and the offices where their books and records concerning Collateral are kept, are set forth in the first paragraph of this Agreement.

            (p) PLACES OF BUSINESS AND LOCATION OF COLLATERAL. They have no other places of business and locate no Collateral, specifically including books and records, at any location other than as set forth in the first paragraph of this Agreement and as set forth on Schedule 5.1(p) attached hereto. They shall maintain a full and complete set of their books and records in their offices at the chief executive offices described in the immediately preceding paragraph.

            (q) CONTINGENT LIABILITIES. They are not party to any suretyship, guaranty or other similar type agreement, nor have they offered their endorsement to any individual, concern, corporation or other entity or acted or failed to act in any manner which would in any way create a contingent liability that does not appear in the financial statements referred to hereinbefore.

            (r) CONTRACTS. No contract to which any Borrower is a party is currently being renegotiated or is by its terms subject to renegotiation, nor is any Borrower in default in any material respect of any contract. No Borrower is party to any government contract.

            (s) UNIONS AND PENSIONS. They are not a party to any collective bargaining or union agreement.

            (t) LICENSES. They have all licenses, permits and other permissions required by any government, agency or subdivision thereof, or from any licensing entity to which Borrowers may be subject, if any, necessary for the conduct of their respective businesses, all of which they represent to be in good standing and in full force and effect.

            (u) COLLATERAL. The Borrowers are and shall continue to be the sole owners of the Collateral free and clear of all liens, encumbrances, security interests and claims except the liens granted to Lender hereunder and the security interests and liens listed on Schedule 5.1(u) attached hereto; Borrowers are fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to Lender; all documents and agreements related to the Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; none of the transactions underlying or giving rise to the Collateral shall violate any applicable state, provincial or federal laws or regulations; all documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and Borrowers agree to defend the Collateral against the claims of all persons other than Lender.

            (v) TRADENAMES. Except as set forth in Schedule 5.1(v) attached hereto, they do not have any tradenames.

            (w) FINANCIAL INFORMATION. All financial information including, but not limited to, information relating to the Receivables and Inventory, submitted by any Borrower to Lender, whether previously or in the future, is and will be true and correct in all material respects, and is and will be complete insofar as may be necessary to render it a true and accurate depiction of the subject matter to which it relates.

            (x) PARENT, AFFILIATE OR SUBSIDIARY CORPORATIONS. Except as set forth in Schedule 5.1(x) attached hereto, Borrowers have no parent corporation and have no affiliates or Subsidiaries.

            (y) ENVIRONMENTAL MATTERS.

                  (i) The Borrowers have obtained all permits, licenses and
            other authorizations which are required under all Environmental Laws, if any. They are in compliance with the terms and conditions of all such permits, licenses and authorizations, if any, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                  (ii) To the best of Borrowers' knowledge after due and
            diligent inquiry by each Borrower's President and Chief Financial Officer, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by any Borrower to have any permit, license or authorization required in connection with the conduct of its business or with respect to any Environmental Laws, including without limitation, Environmental Laws relating to the generation, treatment, storage, recycling, transportation, disposal or release of any Hazardous Materials.

                  (iii) No oral or written notification of a release of any
            Hazardous Material has been filed by or against Borrowers and no property now or previously owned, leased or used by any Borrower, including without limitation, the Premises, is listed or proposed for listing on the Comprehensive Environmental Response, Compensation and Inventory of Sites or National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state or federal list of sites requiring investigation or cleanup.

                  (iv) There are no liens or encumbrances arising under or
            pursuant to any Environmental Laws on any of the property or properties owned, leased or used by the Borrowers, including without limitation, any of the properties owned or leased by the Borrowers, and to the best of Borrower's knowledge after due and diligent inquiry by each Borrower's President and Chief Financial Officer, no governmental actions have been taken or are in process which could subject any of such properties to such liens or encumbrances or, as a result of which Borrowers would be required to place any notice or restriction relating to the presence of

            Hazardous Materials at any property owned by the Borrowers in any deed to such property.

                  (v) Neither it nor, to the best knowledge of Borrowers, any previous owner, tenant, occupant or user of any property owned, leased or used by Borrowers, has (i) engaged in or permitted any operations or activities upon or any use or occupancy of such property, or any portion thereof, for the purpose of or in any way involving the release, discharge, refining, dumping or disposal (whether legal or illegal, accidental or intentional) of any Hazardous Materials on, under, or in or about such property; or (ii) transported or had transported any Hazardous Materials to such property except to the extent such Hazardous Materials are raw products commonly used in day-to-day manufacturing operations of such property and, in such case, in compliance with, all Environmental Laws; (iii) engaged in or permitted any operations or activities which would allow the facility to be considered a treatment, storage or disposal facility as that term is defined in 40 CFR 264 and 265; or (iv) constructed, stored or otherwise located Hazardous Materials on, under, in or about any such property except to the extent commonly used in day-to-day operations of any such property and, in such case, in compliance with all Environmental Laws. Further, to the best knowledge of Borrowers, no Hazardous Materials have migrated from other properties upon, about or beneath any such property.

            (z) USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans solely (i) to satisfy in full loans outstanding to Barnett Bank and Banque Nationale de Paris (Canada) on the date hereof and (ii) for working capital purposes.

      ARTICLE VI.  CONDITIONS OF LENDING

            SECTION 6.1. CONDITIONS OF THE INITIAL LOANS. Subject to the terms hereof, the obligation of Lender to make the first Revolving Loan and the Additional Loan under this Agreement is subject to the fulfillment of the following conditions precedent at the time of the execution of this
      Agreement:

            (a) NOTES. Lender shall have received a duly executed Revolving Promissory Note and a duly executed Additional Loan Promissory Note drawn to its order.

            (b) EVIDENCE OF CORPORATE ACTION. Lender shall have received certified copies of all corporate action (in form and substance satisfactory to Lender) taken by Borrowers to authorize the execution, delivery and performance of this Agreement, the Notes and the other Financing Agreements to which any Borrower is a party, and the borrowings to be made hereunder and thereunder, together with true copies of Borrowers' respective Charters and By-laws and such other papers as Lender or its counsel may require.

            (c) OPINIONS OF COUNSEL. Lender shall have received favorable written opinions of United States and Canadian counsel for the Borrowers and the Fidelity Guarantor, accompanied by such supporting documents as Lender or its counsel may require.

            (d) FIDELITY GUARANTY. Lender shall have received a duly executed Fidelity Guaranty (a "FIDELITY GUARANTY") from Michael R. Skoff (the "FIDELITY GUARANTOR"). The Fidelity Guaranty shall be in form, scope and substance satisfactory to Lender and its counsel.

            (e) LESSOR'S AGREEMENT. Borrowers shall cause to be delivered to Lender lessor's agreements with respect to the Premises located in Sebastian, Florida and Quebec, Canada (collectively, the "LESSOR'S AGREEMENTS") each in form, scope and substance satisfactory to Lender and its counsel.

            (f) UCC-1 FINANCING STATEMENTS, QUEBEC REGISTRATION CERTIFICATES. Lender shall have received from Borrowers duly executed UCC-1 financing statements, Quebec registration certificates and such other documents as Lender deems necessary or proper to perfect its security interest in the Collateral, all of which shall be in form, scope and substance satisfactory to Lender and its counsel.

            (g) PROVINCE OF QUEBEC SECURITY DOCUMENTS. Lender shall have received the duly executed Moveable Hypothec and each other document or instrument Lender deems necessary or proper to perfect its security interest in the Collateral under Canadian law (the "PROVINCE OF QUEBEC SECURITY DOCUMENTS"), all of which shall be in form, scope and substance satisfactory to Lender and its counsel.

            (h) GUARANTIES. Lender shall have received from each Borrower a duly executed Guaranty Agreement (each a "GUARANTY" and collectively, the "GUARANTIES") each in form, scope and substance satisfactory to Lender and its counsel.

            (i) NOTICE OF ASSIGNMENTS AND POST OFFICE BOX CHANGE OF ADDRESS CARDS. Lender shall have received a notice of assignment and a post office change of address cards from each of the Borrowers, which shall be in form, scope and substance satisfactory to Lender and its counsel; provided that such documents shall be held by Lender and utilized by Lender only after the occurrence of a demand for payment of the Loans or an Event of Default.

            (j) FURTHER DOCUMENTS. Lender shall have received such further documents, instruments and agreements as Lender may request, including without limitation, landlord's agreements, warehouse agreements and evidence that the insurance policies and certificates evidencing adequate insurance and coverage on each of Borrowers' assets are currently in full force and effect, continue to name Lender as loss payee or additional insured, as the case may be, and that the premiums are current.

            SECTION 6.2. CONDITIONS OF ADDITIONAL REVOLVING LOANS. In addition to the conditions in Section 6.1 above, Lender shall make no further Revolving Loans (collectively, the "FURTHER LOANS") unless the following conditions shall exist or have been satisfied by Borrowers at the time any Further Loan is requested:

            (a) ABSENCE OF TERMINATION OR DEFAULT. Lender shall not have terminated the Revolving Loan facility or the Additional Loan hereunder, nor shall a Defaulting Event exist or have occurred.

            (b) COMPLIANCE CERTIFICATES. On the date of each Revolving Loan hereunder and after giving effect thereto, Borrowers shall have delivered to Lender, upon Lender's request, a certificate executed by their chief financial officer which states, among other things, that: (i) Borrowers have complied, and are then in compliance, with all the terms, covenants and conditions of this Agreement and the other Financing Agreements to which they are a party; (ii) there exists no Event of Default or Defaulting Event; and (iii) the representations and warranties contained herein and in the other Financing Agreements are true and correct with the same effect as though such representations and warranties had been made at the time of each Further Loan.

            (c) BORROWING BASE. The indebtedness of Borrowers by virtue of the making of any Revolving Loan shall not exceed the Borrowing Base. Borrowers shall not request any Revolving Loan if the effect of such Revolving Loan shall be to cause the balance of all Revolving Loans to exceed the Borrowing Base.

            (d) FURTHER DOCUMENTS. Lender shall have received such further documents, instruments and agreements as Lender may reasonably request.

      ARTICLE VII.  COVENANTS

            A.  AFFIRMATIVE COVENANTS.

      The Borrowers jointly and severally covenant and agree that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Agreement, unless Lender otherwise consents in writing, Borrowers shall:

            SECTION 7.1. FINANCIAL STATEMENTS. Deliver or caused to be delivered to Lender: (a) within thirty (30) days after the close of each fiscal month of Borrowers, internally prepared financial statements of Borrowers including consolidated and consolidating balance sheets as of the close of each month, and statements of income and retained earnings for such month, and for that portion of the fiscal year-to-date then ended, which shall be prepared on a basis consistent with that of the preceding period or containing disclosure of the effect on financial condition or results of operations of any change in such preparation, and which shall be certified by the chief financial officer of Borrowers as being accurate and fairly presenting the financial condition of Borrowers; (b) within ninety (90) days after the close of each fiscal year of Borrowers, consolidated audited financial statements including a balance sheet as of the close of such fiscal year and statements of income, stockholders' capital and cash flow for the year then ended, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial condition or results of operations of any change in the application of accounting principles during the year, and accompanied by a report thereon of a recognized certified public accounting firm selected by Borrowers and reasonably satisfactory to Lender, which opinion shall state that such financial statements fairly present the financial condition and results of operations of Borrowers in accordance with generally accepted accounting principles, and also accompanied by a written statement from such accountants stating that they have reviewed such financial statements and have found no evidence of an Event of Default having occurred or of an event which with passage of time and/or giving of notice would constitute an Event of Default having occurred; (c) within ninety (90) days after the close of each fiscal year of Borrowers, internally prepared consolidating financial statements including a balance sheet as of the close of such fiscal year and statements of income, stockholders' capital and cash flow for the year then ended, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial condition or results of operations of any change in the application of accounting principles during the year; (d) within ten (10) days of the close of each month, monthly aging of accounts receivable and accounts payable and inventory status reports in form, scope and substance satisfactory to Lender; (e) within ten (10) days after filing the same with the Securities and Exchange Commission, a copy of Cycomm's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any proxy statements; (f) promptly upon Lender's written request, such other information about the financial condition and operations of Borrowers as Lender may, from time to time, reasonably request; and (g) upon becoming aware of any Event of Default, or the occurrence or existence of a Defaulting Event, notice thereof in writing. All reports required hereunder or requested by Lender involving items such as sales and cash receipts, accounting journals, monthly detailed account receivable aging reports and accounts payable and inventory status reports shall be provided by Borrowers to Lender in ASCII readable format either on disk or via modem transmission to Lender. Borrower agrees to cooperate fully with Lender to coordinate the timely receipt of all such reports in such form or format as Lender may reasonably request.

            SECTION 7.2. INSURANCE AND ENDORSEMENTS. (a) Keep their properties and cause the Premises to be insured against fire and other hazards (pursuant to so-called "All Risk" coverage) in amounts and with companies reasonably satisfactory to Lender to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, C.S.S.T., employment or similar insurance as may be required by applicable law; and (b) all insurance shall contain such terms, be in such form, and be for such periods reasonably satisfactory to Lender, and be written by carriers duly licensed by the appropriate governmental authority of each state where any Collateral is located. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without thirty (30) days' prior written notice to Lender. Borrowers shall cause Lender to be endorsed as a loss payee with a long form Lender's Loss Payable Clause, in form and substance reasonably acceptable to Lender on all such insurance. In the event of failure to provide and maintain insurance as herein provided, Lender may, at its option, provide such insurance and charge the amount thereof to either Revolving Loan Account in Lender's sole discretion. Borrowers shall furnish to Lender certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. Borrowers hereby irrevocably appoint Lender as their attorney-in-fact, coupled with an interest, to make proofs of loss and claims for insurance, and to receive payments of the insurance proceeds and execute and endorse all documents, checks and drafts in connection with payment of such insurance. Any insurance proceeds received by Lender shall be applied to the Obligations in such order and manner as Lender shall determine in its sole discretion.

            SECTION 7.3. TAX AND OTHER LIENS. Comply with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against any of them or their property which, if unpaid, might become a lien or charge against Borrowers or their properties, except liabilities being contested in good faith and against which adequate reserves have been established in accordance with generally accepted accounting principles.

            SECTION 7.4. PLACES OF BUSINESS; LOCATION OF COLLATERAL. Maintain their chief places of business and chief executive offices at the addresses set forth in the introductory sentence hereof and their other places of business and locations of Collateral as set forth in Schedule 5.1(p) hereto unless Borrowers shall have given Lender thirty (30) days' prior written notice of any change thereof.

            SECTION 7.5. INSPECTIONS. Allow Lender by or through any of its officers, attorneys, and/or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any related agreement, instrument and document is being performed, to enter the offices and plants of Borrowers to examine or inspect any of the properties, books and records or extracts therefrom, to make copies of such books and records or extracts therefrom and to make complete environmental studies and/or investigations, and to discuss the affairs, finances and accounts thereof with Borrowers, all at such reasonable times, upon reasonable notice (at least 48 hours in advance) and as often as Lender or any representative of Lender may reasonably request. In addition, upon Lender's request, Borrowers shall provide Lender with an environmental site assessment or environmental audit report, or an update of such an assessment or audit, all in scope, form and content satisfactory to Lender.

            SECTION 7.6. LITIGATION. Promptly advise Lender of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency (but excluding product liability claims which are either fully covered by insurance or adequately covered by insurance and which are not likely to have a material adverse effect on the business, assets or condition (financial or otherwise) of Borrowers), which is instituted against any Borrower or, upon receipt of any information pertaining thereto, and is reasonably likely to have a materially adverse effect upon the condition, financial, operating or otherwise, of Borrowers.

            SECTION 7.7. MAINTENANCE OF EXISTENCE. Maintain their corporate existence and comply with all valid and applicable statutes, rules and regulations, and maintain their properties in good repair, working order and operating condition. Borrowers shall immediately notify Lender of any event causing material loss in the value of their assets.

            SECTION 7.8. INVENTORY. Allow Lender to examine and inspect the Inventory at reasonable times and intervals and upon reasonable notice, at least 48 hours in advance. Borrowers shall immediately notify Lender of any event causing material loss or depreciation in value of Inventory and the amount of such loss or depreciation.

            SECTION 7.9. ERISA. Immediately notify Lender of any event which causes any Borrower not to be in compliance with ERISA in all material respects.

            SECTION 7.10. NOTICE OF CERTAIN EVENTS. Give prompt written notice to Lender of:

            (a) any material dispute that may arise between Borrowers and any governmental regulatory body or law enforcement agency;

            (b) any labor controversy resulting or likely to result in a strike or work stoppage against Borrowers;

            (c) any proposal by any public authority to acquire the assets or business of Borrowers;

            (d) the location of any Collateral other than at Borrowers' places of business disclosed in this Agreement (other than Collateral in transit in the ordinary course of Borrowers' business);

            (e) any proposed or actual change of the name, identity or corporate structure of Borrowers;

            (f) any circumstance or event by virtue of which or in connection with which Borrowers may have incurred or may incur any liability, expense or responsibility under any Environmental Law including, without limitation: (i) any Release of any Hazardous Material required to be reported to any federal, state or local governmental authority, instrumentality or agency under any applicable Environmental Law; (ii) any and all written communications with respect to claims or suits under any applicable Environmental Law or any Release of Hazardous Material required to be reported to any federal, state or local governmental authority, instrumentality or agency; (iii) any remedial action taken by Borrowers or any other person in response to (A) any Hazardous Material on, under or about the properties or assets of Borrowers, the existence of which may give rise to a claim or suit resulting in a material change of Borrowers' business operations or financial condition, or (B) any claim or suit resulting in a material change of Borrowers' business operations or financial condition; (iv) Borrowers' discovery of any occurrence or condition on any real property adjoining or in the vicinity of Borrowers' business premises which may cause such premises to be in violation of any Environmental Law or to be subject to any restrictions on the ownership, occupation, transferability or use thereof under any Environmental Law; and (v) any request for information from any federal, state or local governmental authority, instrumentality or agency that indicates such entity is investigating Borrowers' potential responsibility for a Release of Hazardous Material;

            (g) any other matter which has resulted or is reasonably likely to result in a material adverse change in the financial condition or operations of Borrowers;

            (h) any information received by Borrowers with respect to any Receivable that may materially affect the value thereof or the rights and remedies of Lender with respect thereto; and

            (i) any action, suit or claim pending or which could be reasonably expected to be asserted against Borrowers.

            SECTION 7.11. DEFAULTS. Upon the occurrence of an Event of Default or of a Defaulting Event, give prompt written notice of such occurrence to Lender signed by the president or chief financial officer of Borrowers describing such occurrence and the action, if any, being taken to cure the Event of Default or Defaulting Event.

            SECTION 7.12. DUTIES. Borrowers have complied and will continue to comply with any and all federal, state, provincial and local laws affecting their businesses, including, but not limited to, payment of all federal and state taxes with respect to sales to Account Debtors by Borrowers and disclosures in connection therewith. Borrowers jointly and severally agree to indemnify Lender against and hold Lender harmless from, all claims, actions and losses, including reasonable attorney's fees and costs incurred by Lender arising from any contention, whether well founded or otherwise, that there has been a failure to comply with such laws.

            SECTION 7.13. COLLATERAL DUTIES. Do whatever Lender may reasonably request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, warehouse agreements and other notices and amendments and renewals of any of the foregoing, and Borrowers will take any and all steps and observe such formalities as Lender may reasonably request, in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral. Lender hereby is authorized to file financing statements without the signature of Borrowers and to execute and file such financing statements on behalf of any Borrower as specified by the Uniform Commercial Code to perfect or maintain its security interest in all of the Collateral. All reasonable charges, expenses and fees Lender may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by Lender, and any taxes relating thereto, shall be charged to either Revolving Loan Account (or divided between them) in Lender's sole discretion and added to the Obligations. XL Canada agrees to sign a moveable hypothec of first rank in favor of Lender and in form and substance satisfactory to Lender (the "MOVEABLE HYPOTHEC") and consents to the registration of the Moveable Hypothec at the Office of the Register of Personal and Moveable Real Rights of the Province of Quebec.

            SECTION 7.14. AUDIT AND APPRAISALS BY LENDER; FEES. Permit Lender to audit the books and records of Borrowers and to conduct or cause to be conducted appraisals of Borrowers' assets at such times, upon reasonable notice of at least 48 hours, and in such manner and detail as Lender deems reasonable. Without limiting the generality of the foregoing, Lender shall be allowed to verify the Receivables and Inventory of Borrowers and to confirm with Account Debtors the validity and amount of Receivables. Borrowers shall promptly pay to Lender reasonable audit fees and any out-of-pocket expenses incurred in connection with any audit performed by Lender, or by any third party retained by Lender in its sole discretion if Lender, in its sole discretion, deems it necessary to hire outside auditors, after Lender has made a demand for payment of any Obligations and Borrowers have not immediately paid in full in cash such Obligations or after the occurrence of an Event of Default. In addition, Borrowers shall promptly pay or reimburse Lender for the costs of any such appraisals conducted by or for Lender. Lender may charge any such audit fees and out-of-pocket expenses to either Revolving Loan Account (or divide such fees and expenses between the Revolving Loan Accounts) in Lender's sole discretion.

            SECTION 7.15. BANK ACCOUNTS. Maintain all of their bank accounts, including without limitation, their operating and depository accounts, at First Union National Bank of Virginia, Barnett Bank of Central Florida and/or Banque Nationale de Paris (Canada).

            B.  NEGATIVE COVENANTS.

      The Borrowers joint and severally covenant and agree that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Agreement, unless Lender otherwise consents in writing, none of the Borrowers shall:

            SECTION 7.16. ENCUMBRANCES. Incur or permit to exist any lien, mortgage, hypothec, charge or other encumbrance against any of their properties or assets, whether now owned or hereafter acquired, except: (a) liens required or expressly permitted by this Agreement; (b) pledges or deposits in connection with or to secure worker's compensation, C.S.S.T, unemployment or liability insurance; (c) those listed on Schedule 5.1(u) attached hereto.

            SECTION 7.17. LIMITATION ON INDEBTEDNESS. Except for (i) amounts owed by one Borrower to another Borrower arising out of shipments of inventory in the ordinary course of business; (ii) indebtedness in respect of loans existing and outstanding as of the date hereof owing to Cycomm by
      (A) XL in the aggregate amount of $1,450,000 and (B) XL Canada in the aggregate amount of $1,743,000 (which loans, if they are repaid in whole or part, may not be remade or increased from any reduced amount thereof); and (iii) additional intercompany loans from Cycomm to XL and XL Canada in a combined amount not to exceed $50,000 in the aggregate outstanding at any one time, create, incur or guarantee any indebtedness or obligation for borrowed money (including without limitation, any reimbursement obligations for any letter of credit issued by any financial institution) from, or issue or sell any of their obligations to, any lender.

            SECTION 7.18. CONTINGENT LIABILITIES. Assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm or corporation, or enter into any purchase or option agreement or other arrangement having substantially the same effect as such a guarantee, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; provided that, Cycomm may assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm or corporation in the ordinary course of its business consistent with past practices and upon thirty (30) days prior written notice to Lender of each such assumption, guarantee or endorsement so long as: (A) Lender has not made demand for payment of any of the Obligations (or, if any such demand has been made, Borrowers have not immediately paid in full in cash such Obligations) and (B) no Defaulting Event has occurred.

            SECTION 7.19. CONSOLIDATION OR MERGER. Merge into or consolidate with or into any corporation; provided that Cycomm may merge with any other corporation or entity so long as: (A) Cycomm is the surviving corporation and has a tangible net worth after giving effect to the merger that is not less than its tangible net worth immediately prior to such merger, (B) Lender has not made demand for payment of any of the Obligations (or, if any such demand has been made, Borrowers have not immediately paid in full in cash such Obligations) and (C) no Defaulting Event has occurred.

            SECTION 7.20. LOANS, ADVANCES, INVESTMENTS. Make or permit to exist any loans or advances to, or purchase any stock, other securities or evidences of indebtedness of, or make or permit to exist any investment (including without limitation the acquisition of stock of a corporation), or acquire any assets or any other interest whatsoever, in any other person; provided that Cycomm may purchase the stock of, or acquire the assets of, another corporation or other entity in the ordinary course of its business consistent with past practices so long as: (A) such purchase or acquisition is made with the proceeds of a debt or equity financing from a party other than Lender sufficient to acquire such stock or assets and no liens have been granted on any assets of Borrowers to or for the benefit of such financing party except as shall have been permitted pursuant to an intercreditor agreement with Lender in form and substance satisfactory to Lender, (B) Lender has not made demand for payment of any of the Obligations (or, if any such demand has been made, Borrowers have not immediately paid in full in cash such Obligations) and (C) no Defaulting Event has occurred.

            SECTION 7.21. ACQUISITION OF STOCK OF BORROWERS; DIVIDENDS. Purchase, acquire, redeem or retire, or make any commitment to purchase, acquire, redeem or retire any of the capital stock of Borrowers, whether now or hereafter outstanding, or declare or pay any dividend, or make any distribution to any of their stockholders; provided that Cycomm may purchase, acquire, redeem or retire, or declare or pay dividends in respect of Borrowers capital stock so long as: (A) such purchase, acquisition, redemption, retirement or dividend payment is made from the proceeds of a financing from a party other than Lender sufficient to pay the costs of such purchase, acquisition, retirement or dividend payment and no liens have been granted on any assets of Borrowers to or for the benefit of such financing party except as shall have been permitted pursuant to an intercreditor agreement with Lender in form and substance satisfactory to Lender, (B) Lender has not made demand for payment of any of the Obligations (or, if any such demand has been made, Borrowers have not immediately paid in full in cash such Obligations) and
      (C) no Defaulting Event has occurred.

            SECTION 7.22. SALE AND LEASE OF ASSETS. Sell or lease any of the assets of the Borrowers, except for sales of inventory in the ordinary course of business consistent with past practices and on an arms-length basis.

            SECTION 7.23. NAME CHANGES. Change their names or styles other than as set forth in this Agreement.

            SECTION 7.24. PROHIBITED TRANSFERS. Transfer, in any manner, either directly or indirectly, any cash, property, or other asset to any parent or any of their affiliates or Subsidiaries, other than (i) sales made in the ordinary course of business and for fair consideration on terms no less favorable than if such sale had been an arms-length transaction between Borrowers or such Subsidiary and an unaffiliated entity and (ii) transfers by Cycomm to any Subsidiary in an aggregate amount for all such transfers not to exceed $250,000 in any calendar year.

            SECTION 7.25. NO MANAGEMENT/OWNERSHIP CHANGE. Suffer (i) Albert I. Hawk, Michael R. Skoff or Rick Mandrell to cease to be employed by and actively and materially engaged in the management and operation of the Borrowers' businesses unless each such person ceases to be so employed and engaged and is replaced within thirty (30) days by someone acceptable to Lender in its sole discretion, or (ii) any change in the ownership of XL or XL Canada.

            SECTION 7.26. LEASEBACKS. Lease any real estate or other capital asset from any lessor who shall have acquired such property from Borrowers.

            SECTION 7.27. LOANS TO OFFICERS, DIRECTORS AND/OR SHAREHOLDERS. Make any loan or advance or make any transfer, in any manner, of any cash, property or other asset to or on behalf of any of their officers, directors or shareholders.

      ARTICLE VIII.  COLLATERAL

            SECTION 8.1. GRANT. To secure the prompt payment and performance of each and all of the Obligations, each of the Borrowers pledges, assigns, transfers and grants to Lender a continuing, first lien security interest in the following property of Borrowers, now owned or hereafter acquired or arising (the "COLLATERAL"):

            (a) All accounts and accounts receivable related to or arising from the sale or lease of inventory or rendition of services by Borrowers (the "ACCOUNTS") and all other accounts, bank accounts, contracts, contract rights, notes, documents, chattel paper, instruments, acceptances, drafts or other forms of obligations and receivables (collectively with the Accounts, the "RECEIVABLES"), whether or not the same are listed on any schedules, assignments or reports furnished to Lender from time to time, and whether such Receivables are now existing or are created or arise at any time hereafter, together with all goods, inventory and merchandise returned by or reclaimed by or repossessed from customers wherever such goods, inventory and merchandise are located, and all proceeds thereto including without limitation, proceeds of insurance thereon and all guaranties, securities, and liens which Borrowers may hold for the payment of any such Receivables, including without limitation, all rights of stoppage in transit, replevin, revendication and reclamation and all other rights and remedies of an unpaid vendor or lienor or, and any liens held by Borrowers as a mechanic, contractor, subcontractor, processor, materialman, machinist, manufacturer, artisan, or otherwise;

            (b) All documents, instruments, investment property, documents of title, general intangibles, policies and certificates of insurance, guaranties, securities, chattel paper, deposits, tax returns, proceeds of insurance, proceeds of an eminent domain or condemnation award, cash, liens or other property, which are now or may hereinafter be in the possession of Borrowers or as to which Borrowers may now or hereafter control possession by documents of title or otherwise, including, but not limited to, all property allocable to unshipped orders relating to Receivables and Inventory;

            (c) All books, records, customer lists, supplier lists, ledgers, evidences of shipping, invoices, purchase orders, sales orders and all other evidences of Borrowers' business records, including all cabinets, drawers, etc. that may hold the same; computer records, lists, software, programs, wherever located, all whether now existing or hereafter arising or acquired;

            (d) All of Borrowers' inventory, whether now owned or hereafter acquired, including without limitation (collectively, the "INVENTORY"):
      (i) all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials, and any and all items including machinery and equipment used or consumed in the operation of the business of Borrowers or which contribute to the finished product or to the sale, promotion and shipment thereof, in which Borrowers may now or at any time hereafter may have an interest, whether or not such inventory is listed in this Agreement on any reports furnished to Lender from time to time; (ii) all inventory whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrowers or is held by Borrowers or by others for the Accounts, including without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers; (iii) all inventory which may be located on the premises of Borrowers or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; (iv) all general intangibles relating to or arising out of inventory; (v) all proceeds and products of the foregoing resulting from the sale, lease or other disposition of inventory, including cash, accounts receivable, other non-cash proceeds and trade-ins; and (vi) with respect to after-acquired inventory, the security interest shall be deemed to be a purchase money security interest;

            (e) All general intangibles, including without limitation, tax refunds, proceeds of insurance, eminent domain awards, condemnation proceeds, and patents, copyrights, tradenames, trademarks, applications therefor, and licenses to any patent, copyright, trademark, or tradename that Borrowers now own, have the right to use or may hereafter own or acquire the right to use;

            (f) All equipment, machinery, appliances, and furniture and fixtures, now existing or hereafter arising, wherever located, and all contracts, contract rights and chattel paper arising out of any lease of any of the foregoing;

            (g) All other collateral in which Borrowers may hereafter grant to Lender a security interest; and

            (h) All renewals, substitutions, replacements, additions, accessions, proceeds and products of any and all of the foregoing, including without limitation, all proceeds of credit, fire and other insurance and also including, without limitation, rents and profits resulting from the temporary use of the Collateral.

      ARTICLE IX.  EVENTS OF DEFAULT

            SECTION 9.1. EVENTS OF DEFAULT. Without affecting the demand nature of the Loans which shall at all times be due and payable on demand, any and all Obligations, including without limitation, the

      Obligations arising pursuant to or in connection with the Loans shall, at the option of Lender and notwithstanding any time or credit allowed by any note or agreement, become immediately due and payable without notice if any one or more of the following events (collectively, "EVENTS OF DEFAULT" and individually, an "EVENT OF DEFAULT") shall occur:

            (a) Borrowers' failure to pay principal, interest or any other sum due hereunder or under the Notes;

            (b) Borrowers' failure to pay or perform when due any other covenant, duty, indebtedness, liability or obligation arising under this Agreement, the Notes or any of the other Financing Agreements, or any other Obligation, or such failure by the Fidelity Guarantor;

            (c) the making by Borrowers or the Fidelity Guarantor of any misrepresentation of a material fact to Lender;

            (d) loss, theft, or destruction of any Collateral in excess of Fifty Thousand Dollars ($50,000) in value which is not covered by insurance with Lender's loss payee endorsement as required herein;

            (e) the filing, making or issuance of any lien, levy, seizure, attachment, garnishment, injunction, execution, tax lien or judgment upon or against Borrowers or any of the Collateral, or any other property or assets of Borrowers which lien, levy, seizure, attachment, garnishment, injunction, executing tax lien or judgment is not released or bonded to the satisfaction of Lender within thirty (30) days from its initial issuance or creation;

            (f) any of the following of, by, or involving Borrowers: insolvency (failure to pay debts generally as they mature or where the fair value of assets is not in excess of liabilities); business failure; appointment of a receiver or custodian; assignment for the benefit of creditors; calling of a meeting of creditors; appointment of a committee of creditors, or liquidating banks, or offering of a composition extension to creditors; or the commencement of any proceedings under any bankruptcy or insolvency law;

            (g) the ownership of greater than fifty percent (50%) of the capital or voting stock of any class of Cycomm shall be transferred from the owners thereof as of the date hereof pursuant to one or more tender offers;

            (h) Borrowers' failure to keep the Collateral insured against loss by fire or otherwise for the full insurable value thereof with companies and for coverages (including Lender's Long Form Loss Payable

      Endorsement) reasonably acceptable to Lender and making the loss, if any, payable to Lender;

            (i) the loss, revocation or failure to renew any license and/or permit now held or hereafter acquired by Borrowers which adversely affects the ability of Borrowers to continue their operations as presently conducted;

            (j) the occurrence of a default or event of default (howsoever defined) under any other agreement between Lender and the Fidelity Guarantor;

            (k) the declaration of a default that permits acceleration of maturity under any obligation of Borrowers to any other creditor; or

            (l) the occurrence of any event or circumstance with respect to the Borrowers such that Lender shall believe in good faith that the prospect of payment of all or any part of Obligations or the performance by the Borrowers under this Agreement, or any other agreement between the Lender and the Borrowers, is impaired or there shall occur any material adverse change in the business or financial condition of the Borrowers.

      Upon the occurrence of any Event of Default, at the option of Lender: (x) any and all Obligations, including without limitation the Obligations arising from or in connection with the Loans, shall become immediately due and payable, and (y) Borrowers' eligibility to request any Further Loans shall automatically and immediately terminate, without presentment, demand, protest, notice of protest or other notice or requirements of any kind, all of which Borrowers expressly waive. Notwithstanding the foregoing sentence, if any Event of Default under clause (f) occurs, the acceleration of the Obligations and termination of Borrowers' eligibility to request Further Loans shall be automatic.

      At any time after an Event of Default, Lender may proceed to enforce the rights of Lender whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement, the Notes or the other Financing Agreements, or in aid of the exercise of any power granted in either this Agreement or the Notes or any other Financing Agreement, or it may proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of such rights, or proceed to enforce any legal or equitable right which Lender may have by reason of the occurrence of any Event of Default hereunder.

      ARTICLE X.  COLLECTION OF RECEIVABLES

            SECTION 10.1. DEPOSITS. Except as otherwise set forth in Section 2.6 hereof, until Lender exercises its rights to collect the Receivables as provided for in this Agreement, Borrowers shall continue direct collection of all Receivables. All collections and other proceeds of Receivables which Borrowers receive shall be received in trust for Lender and Borrowers shall: keep all such collections separate and apart from all of their other funds and property; identify such collections and proceeds as the property of Lender; and immediately deposit such collections in the identical form received in such accounts of Lender as designated by Lender from time to time.

            SECTION 10.2. SCHEDULE. All collections of Receivables shall be set forth on a schedule in form and substance satisfactory to Lender. Collections of Receivables shall be credited to the Obligations of Borrowers on the day of their actual receipt by Lender; provided, however, that all credits shall be conditional credits subject to collection and that returned items, at Lender's option, may be charged to Borrowers; and further provided that for purposes of the computation of interest, items shall not be deemed to be collected until three (3) days after their actual receipt by Lender; provided further that Receivables in respect of Eligible Canadian Accounts shall be deemed collected when deposited in and credited to Lender's Canadian bank account.

      ARTICLE XI.  RETURNED MERCHANDISE

            SECTION 11.1. PROCEDURES. Until Lender exercises its rights to collect the Receivables as provided for in this Agreement, Borrowers may continue their present policies for returned merchandise and adjustments, but shall promptly notify Lender of any credits, adjustments or disputes arising concerning the goods or services represented by Receivables. In any event, Borrowers will immediately pay Lender from their own funds (and not from the proceeds of Receivables), for application to the Revolving Loans, an amount equal to any credit or adjustment made to any Eligible Accounts; provided, however, that so long as Borrowers are not in default hereunder, such payment need not be made if Borrowers shall have, after making such credit or adjustment, sufficient Receivables to maintain the aggregate outstanding balance of the Revolving Loans under the Borrowing Base.

      ARTICLE XII.  RIGHTS AND REMEDIES OF LENDER

            SECTION 12.1. REMEDIES OF LENDER. Upon Lender's demand for payment of the Loans or upon the occurrence of any Event of Default, Lender shall have in any jurisdiction where enforcement of this Agreement, the Notes or any other Financing Agreement is sought, in addition to all other rights and remedies which Lender may have under law and equity, the following rights and remedies, all of which may be exercised with or without further notice to Borrowers and without a prior judicial or administrative hearing, which notice and hearing are expressly waived: to occupy any of Borrowers' premises for up to six (6) months rent free for the purposes of liquidating Collateral, including without limitation, conducting an auction thereon; to enforce or foreclose the liens and security interests created under this Agreement or under any other agreement relating to Collateral by any available judicial procedure or without judicial process; to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same; to sell, assign, lease, or otherwise dispose of Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at Lender's sole option and as Lender in its sole discretion may deem advisable; to bid or become purchaser at any such sale if public; and, at the option of Lender, to apply or be credited with the amount of all or any part of the Obligations owing to Lender against the purchase price bid by Lender at any such sale.

            SECTION 12.2. SPECIFIC POWERS. Lender may at any time, before (with respect to clauses (iii), (v), (vii) and (x) of this Section 12.2) or after the occurrence of a demand for payment of the Loans or an Event of Default, at Lender's sole discretion: (i) give notice of assignment to any Account Debtor; (ii) collect Receivables directly and charge, or cause to be charged, the collection costs and expenses to either Revolving Loan Account (or divided between the Revolving Loan Accounts) in Lender's sole discretion; (iii) collect receivables submitted by Borrowers to Lender for collection and charge, or cause to be charged, the collection costs and expenses to either Revolving Loan Account (or divided between the Revolving Loan Accounts) in Lender's sole discretion; (iv) settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers advisable, and credit, or cause to be credited, the applicable Revolving Loan Account with the net amounts received in payment of Receivables; (v) exercise all other rights granted in this Agreement and the other Financing Agreements; (vi) receive, open and dispose of all mail addressed to Borrowers and notify the Post Office authorities to change the address for delivery of Borrowers' mail to an address designated by Lender; (vii) endorse the name of Borrowers on any checks or other evidence of payment that may come into possession of Lender and on any invoice, freight or express bill, bill of lading or other document; (viii) in the name of Borrowers or otherwise, demand, sue for, collect and give acquittance for any and all monies due or to become due on Receivables; (ix) compromise, prosecute or defend any action, claim or proceeding concerning Receivables; and (x) do any and all things necessary and proper to carry out the purposes contemplated in this Agreement, the other Financing Agreements and any other agreement between the parties. Neither Lender nor any person acting as its representative hereunder shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. Borrowers agree that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any Obligation remains unsatisfied. Notwithstanding the foregoing, it is understood that Lender is under no duty to take any of the foregoing actions and that after having made demand upon the Account Debtors for payment, Lender shall have no further duty as to the collection or protection of Receivables or any income therefrom and no further duty to preserve any rights pertaining thereto, other than the safe custody thereof in the event Lender takes possession thereof.

            SECTION 12.3. DUTIES AFTER DEMAND OR DEFAULT. Borrowers will, at Lender's request, assemble all Collateral and make it available to Lender at places which Lender may reasonably select, whether at the premises of Borrowers or elsewhere and will make available to Lender all premises and facilities of Borrowers for the purpose of Lender taking possession of Collateral or of removing or putting the Collateral in salable form. In the event that Lender elects to exercise its right to take possession and control of any Collateral, and any goods called for in any sales order, contract, invoice or other instrument or agreement evidencing or purporting to give rise to any Receivable shall not have been delivered or shall be claimed to be defective by any customer, Lender shall have the right in its sole discretion to use and deliver to such customer any goods of Borrowers to fulfill such order, contract or the like so as to make good any such Receivable. If any Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but shall not be obligated, to effectuate such repair, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such salable form as Lender shall deem appropriate, provided that Lender shall nonetheless have the right to sell or dispose of such Collateral without such processing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied first to the expenses (including all reasonable attorneys' and professionals' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like such collateral and then to the satisfaction of all Obligations (application as to particular Obligations or against principal or interest to be at Lender's sole discretion), and then, upon full and final payment of the Obligations, and unless otherwise prohibited by court order or law, to Borrowers, it being agreed that if any such payment made to Lender is recovered from or repaid by Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrowers, this Agreement automatically shall be reinstated without any further action by Borrowers and Lender. Borrowers shall be liable to Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

            SECTION 12.4. CUMULATIVE REMEDIES. The enumeration of Lender's rights and remedies set forth in this Article XII is not intended to be exhaustive and the exercise by Lender of any right or remedy hereunder shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of Lender in exercising any right, power or privilege shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between Borrowers and Lender or its employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default.

      ARTICLE XIII.  TERM

            SECTION 13.1.  TERM AND TERMINATION.

            (a) REVOLVING LOAN. Unless sooner terminated by Lender as a result of the occurrence of a demand, an Event of Default, or a Defaulting Event, Borrowers' eligibility to request Revolving Loans shall commence on the date hereof and shall continue for a period through and including December 31, 1999 (the "TERM"). Borrowers' eligibility to request Revolving Loans may be extended after the Term (and after any Renewal Term, as defined below) only with the express written consent of all Borrowers and Lender. Any such extension (and any further extension) shall be made only with the express written consent of all Borrowers and Lender (each being a "RENEWAL TERM"). At the end of the Term (or at the end of a Renewal Term, if applicable), Borrowers shall pay the entire balance of the Revolving Loans, the Additional Loan and all other outstanding Obligations. Further, upon termination of the Revolving Loan facility, all of the rights, interests and remedies of Lender and Obligations of Borrowers shall survive and Borrowers shall have no right to receive, and Lender shall have no obligation to make, any further Revolving Loans. Upon full, final and indefeasible payment of the Obligations to Lender, all rights and remedies of Borrowers and Lender hereunder shall cease, so long as any payment so made to Lender and applied to the Obligations is not thereafter recovered from or repaid by Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrowers, whereupon this Agreement shall be automatically reinstated without any further action by Borrowers and Lender and shall continue to be fully applicable to such Obligations to the same extent as though the payment so recovered or repaid had never been originally made on such Obligations.

            (b) ADDITIONAL LOAN. Unless sooner terminated by Lender as a result of the occurrence of a demand, an Event of Default or a Defaulting Event, the Additional Loan shall be repaid as set forth in the Additional Loan Promissory Note. The Borrowers may prepay the unpaid principal balance of the Additional Loan, in whole or in part, at any time without penalty or premium. Any and all such prepayments shall be applied first to interest accrued to the date of prepayment and then to the principal balance in inverse order of maturity and shall not relieve the Borrowers from the obligation to make the regularly-scheduled payments required thereunder.

            (c) TERMINATION FEE AND MINIMUM INTEREST. In the event that (a) this Agreement is terminated by Borrowers as of any date other than the end of the Term or the end of a Renewal Term, or (b) this Agreement is terminated as a result of: (i) a demand by Lender for payment of the Loans related to
      (A) Borrowers' financial condition or prospects, (B) Borrowers' failure to comply with any term or provision of the Financing Agreements or failure to cooperate fully with Lender in Lender's administration of the Loans; or
      (C) the occurrence of an Event of Default or Defaulting Event; or (ii) the occurrence of an Event of Default or a Defaulting Event, Borrowers shall pay to Lender on the effective date of such termination, in addition to the Minimum Interest Amount, if applicable, and in addition to any other payments Borrowers are required to make hereunder, a termination charge equal to: five percent (5.0%) of the maximum principal amount of the Loans, if terminated during the first year of the Loans, and one and one-half percent (1.5%) of the maximum principal amount of the Loans, if terminated during the second year of the Loans (the "TERMINATION FEE"); provided, however, that there shall be no Termination Fee if, during the second year of the Loans, the Loans are paid in full directly or indirectly from the proceeds of a loan from a commercial bank or from the proceeds of a public or private offering of Borrowers' stock or convertible debentures. It is understood that the determination of the maximum principal amount of the Loans shall be made without regard to the components of the Borrowing Base based upon Eligible Accounts and Eligible Inventory. For example, for purposes of this provision, on the date hereof the maximum principal amount of the Loans is $4,000,000 and the Termination Fee would be $200,000 if the Loans were terminated during the first year. In the event that (x) Borrowers attempt to breach this Agreement by terminating this Agreement prior to the expiration of the Term (or prior to the expiration of any Renewal
      Term), or (y) Borrowers give to Lender less than sixty (60) days notice that Borrowers intend to decline to extend the term of this Agreement at the end of the Term or any Renewal Term, or (z) this Agreement is terminated as a result of: (i) a demand by Lender for payment of the Loans related to (A) Borrowers' financial condition or prospects, (B) Borrowers' failure to comply with any term or provision of the Financing Agreements or failure to cooperate fully with Lender in Lender's administration of the Loans; or (C) the occurrence of an Event of Default or Defaulting Event; or (ii) the occurrence of an Event of Default or a Defaulting Event, Borrowers shall pay to Lender the Minimum Interest Amount on the effective date of such termination, in addition to the Termination Fee and any other payments Borrowers are required to make hereunder. All other amounts due from Borrowers to Lender prior to or in connection with any termination of this Agreement, which have not been previously paid, shall be paid by Borrowers on or before the effective date of the termination. As used herein, the "MINIMUM INTEREST AMOUNT" means interest upon the Minimum Balance at the interest rate in effect on the date that express written notice of such termination is given to Lender (or, if no such notice is given, the rate in effect on the effective date of termination), for the period commencing on the date of such written notice of termination (or, if no such notice is given, commencing on the effective date of termination) and ending at the end of the Term (or at the end of a period of sixty (60) days thereafter, if such termination notice is given by Borrowers during or at the end of a Renewal Term on less than sixty
      (60) days notice or if no termination notice is given).

      ARTICLE XIV.  MISCELLANEOUS

            SECTION 14.1.  INDEMNIFICATION.

            (a) In consideration of Lender's execution and delivery of this Agreement and Lender's making of the Loans hereunder and in addition to all other obligations of Borrowers under this Agreement, Borrowers hereby jointly and severally agree to defend, protect, indemnify and hold harmless Lender, its successors, assigns, officers, directors, employees and agents (including without limitation, those retained in connection with the transactions contemplated by this Agreement) (individually, an "INDEMNITEE" and collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitees is a party to any action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements as and when incurred (collectively, the "INDEMNIFIABLE LIABILITIES") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the operation of Borrowers' business from and after the date hereof, including without limitation those arising under any Environmental Laws. To the extent that the foregoing undertaking by Borrowers may be unenforceable for any reason, Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnifiable Liabilities which is permissible under applicable law.

            (b) Borrowers hereby jointly and severally covenant and agree at all times to indemnify, hold harmless and defend the Indemnitees, whether as secured party in possession or as successor in interest to Borrowers as owner of any personal property assets located on the real property of Borrowers, by virtue of any action taken by Lender pursuant to the Financing Agreement, the Uniform Commercial Code (as in effect in any applicable jurisdiction) or otherwise from and against any and all liabilities, losses, damages, costs, expenses, penalties, fines, causes of action, suits, claims, demands or judgments, including without limitation, reasonable attorneys' fees and expenses (collectively, "LIABILITIES AND EXPENSES"), suffered or incurred in connection with: (i) the Environmental Law, including, without limitation, liens or claims of any federal, state or municipal government or quasi-governmental agency or any third person, whether arising under any Environmental Law or any other federal, state, provincial or municipal law or regulation; (ii) any spill or contamination affecting the Premises or any other property owned, leased, controlled or used by Borrowers, including without limitation, any Hazardous Material or other waste-like or toxic substances located on, under, emanating from or relating to the Premises or such property from and on and after the date hereof or any portion of any thereof or any property contiguous to the Premises or such property from and after the date hereof, and including without limitation, any loss of value of the Premises or such property as a result of any such spill or contamination; and (iii) the direct or indirect installation, use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Material, on, under or about the Premises or any other property owned, leased, controlled or used by Borrowers or any portion of any thereof, from and including all consequential damages, the costs of any required or necessary repair, cleanup or detoxification, and the costs of the preparation and implementation of any closure, remedial or other required plans unless such Liabilities and Expenses arise solely as a result of Lender's gross negligence or willful misconduct. Further, the mere fact that such Indemnitee has been declared an "owner" or "operator" (as such term is defined in any Environmental Law) resulting from such Indemnitee having taking possession of any of the Collateral (without any negligence on the part of such Indemnitee) shall not exonerate Borrowers from any claim by any Indemnitee seeking such indemnification.

            SECTION 14.2. PAYMENT SET-ASIDE. To the extent that Borrowers make a payment or payments to Lender (whether hereunder, under the Notes, or under the other Financing Agreements) or Lender enforces its security interests or rights or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Borrowers, a trustee, receiver or any other person under any law (including without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action) in each case in connection with any bankruptcy or similar proceeding involving Borrowers, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            SECTION 14.3. SET-OFF. The Borrowers hereby grant to Lender a lien and right of setoff for all their liabilities to Lender upon and against all their deposits, credits, collateral and property now or hereafter in the possession or control of Lender or in transit to Lender. Lender may, upon the occurrence of any Event of Default or Defaulting Event or both, apply or exercise the right of set-off against any or all of the foregoing, or any part thereof against any liability of Borrowers to Lender, regardless whether such liability is matured or unmatured.

            SECTION 14.4. COVENANTS TO SURVIVE; BINDING AGREEMENT. All covenants, agreements, warranties and representations made herein, in the Notes, in the other Financing Agreements, and in all certificates or other documents of Borrowers shall survive the advances of money made by Lender to Borrowers hereunder and the delivery of the Notes and the other Financing Agreements, and all such covenants, agreements, warranties and representations shall be binding upon and inure to the benefit of Lender and its successors and assigns, whether or not so expressed.

            SECTION 14.5. CROSS-COLLATERALIZATION. All Collateral which Lender may at any time acquire from Borrowers or from any other source in connection with Obligations arising under this Agreement and the other Financing Agreements shall constitute collateral for each and every Obligation, without apportionment or designation as to particular Obligations and all Obligations, however and whenever incurred, shall be secured by all Collateral however and whenever acquired, and Lender shall have the right, in its sole discretion, to determine the order in which Lender's rights in or remedies against any Collateral are to be exercised and which type of Collateral or which portions of Collateral are to be proceeded against and the order of application of proceeds of Collateral as against particular Obligations.

            SECTION 14.6. CROSS-DEFAULT. Each of the Borrowers acknowledges and agrees that an Event of Default and/or Defaulting Event under any one of the Financing Agreements shall constitute an Event of Default or Defaulting Event under each of the other Financing Agreements.

            SECTION 14.7. AMENDMENTS AND WAIVERS. Neither this Agreement, the Notes, the other Financing Agreements, nor any term, covenant or condition hereof or thereof may be changed, waived, discharged, modified or terminated except by a writing executed by the parties hereto or thereto. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder or under the Notes or the other Financing Agreements shall preclude any other or future exercise thereof, or the exercise of any other right, remedy or power.

            SECTION 14.8. NOTICES. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by first class mail to the respective parties to this Agreement to the addresses set forth in the introductory sentence hereof.

            SECTION 14.9. TRANSFER OF LENDER'S INTEREST. The Borrowers hereby agree that Lender, in its sole discretion, may freely sell, assign or otherwise transfer participations, portions, co-lender interests or other interests in all or any portion of the indebtedness, liabilities or obligations arising in connection with or in any way related to the financing transactions of which this Agreement is a part provided that such transferee is a recognized financial institution. In the event of any such transfer, the transferee may, in Lender's sole discretion, have and enforce all the rights, remedies and privileges of Lender. Each of the Borrowers consents to the release by Lender to any potential transferee of any and all information (including without limitation, financial information) pertaining to Borrowers as Lender, in its sole discretion, may deem appropriate. If such transferee so participates with Lender in making loans or advances hereunder or under any other agreement between such Lender and Borrowers, the Borrowers hereby grant to such transferee and such transferee shall have and is hereby given a continuing lien and security interest in any money, securities or other property of Borrowers in the custody or possession of such transferee, including the right of setoff under circumstances consistent with this Agreement, to the extent of such transferee's participation in the Obligations of Borrowers to Lender.

            SECTION 14.10.  WAIVERS.

            (a) THE BORROWERS ACKNOWLEDGE THAT THE LOANS EVIDENCED HEREBY ARE COMMERCIAL TRANSACTIONS AND WAIVE THEIR RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, AND FURTHER WAIVES THEIR RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWERS AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER. THE BORROWERS FURTHER WAIVE DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS.

            (b) THE BORROWERS HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. BORROWERS ACKNOWLEDGES THAT THEY MAKE THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS. THE BORROWERS FURTHER ACKNOWLEDGE THAT LENDER HAS NOT REPRESENTED TO BORROWERS THAT THE

      PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

            (c) THE BORROWERS JOINTLY AND SEVERALLY ACKNOWLEDGE THAT THEY MAKE THE FOREGOING WAIVERS IN CLAUSE (a) AND CLAUSE (b) ABOVE, KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH THEIR ATTORNEYS.

            SECTION 14.11. SECTION HEADINGS; SEVERABILITY; ENTIRE AGREEMENT. Section and subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement, the Notes and the other Financing Agreements is intended to be severable; if any term or provision of this Agreement, the Notes, the other Financing Agreements, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All Exhibits and Schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement, the other Financing Agreements, and the Exhibits and Schedules attached hereto and thereto embody the entire agreement and understanding between Borrowers and Lender and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

            SECTION 14.12. GOVERNING LAW, NOTICE AND SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS. This Agreement and the other Financing Agreements, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut (but not its conflicts of law provisions). The Borrowers hereby designate and appoint, without power of revocation, the Secretary of the State of Connecticut as Borrowers' agent upon whom may be served all process, pleadings, notices or other papers which may be served upon such Borrower as a result of any of its Obligations under this Agreement or other Financing Agreements. The Borrowers agree that the Superior Court for the Judicial District of Hartford/New Britain or the United States District Court for the District of Connecticut shall have jurisdiction to hear and determine any claims or disputes pertaining to the financing transactions of which this Agreement is a part and/or to any matter arising or in any way related to this Agreement or any other agreement between Lender and Borrowers, and each of the Borrowers expressly submits and consents in advance to such jurisdiction in any action or proceeding.

            SECTION 14.13. JOINT AND SEVERAL OBLIGATIONS. Each of the Borrowers acknowledges that (a) the Obligations are the joint and several obligations of each Borrower, (b) the Borrowers are affiliate corporations, and (c) for reasons of simplicity and administrative ease, the Borrowers desire that the Loans be extended to Cycomm (on behalf of itself and XL Canada) and XL as co-borrowers. The security interests, liens and other rights and interests in and relative to any of the real or personal property of the Borrowers now or hereafter granted to Lender by the Borrowers or in any instrument or agreement, shall serve as security for any and all of the Obligations, including but not limited to, the obligations arising under the Loans and, for the repayment thereof, Lender may resort to any security held by it in such order and manner as it may elect. References in this Agreement to the Borrower in the singular shall include the plural and all obligations herein contained are and shall be joint and several.

            SECTION 14.14. ADDITIONAL ACKNOWLEDGMENTS, AGREEMENTS, ETC. XL Canada acknowledges that it has granted or will grant security on its assets, as it is receiving a benefit from the financing contemplated hereby. XL Canada further agrees that the Movable Hypothec executed in connection herewith shall be for the amount of $6,530,000.00 Canadian dollars at 20%, it being understood that the interest rate and the debt shall be determined by the terms and provisions of this Agreement, notwithstanding the amount and interest in the Movable Hypothec. It is hereby agreed and understood that any and all provisions in the Agreement which are in conflict with any law of public order in the province of Quebec and Canada shall not affect any other provisions in this Agreement which will remain unaffected thereby and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                          NEXT PAGE IS SIGNATURE PAGE].

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

Witnessed:


-------------------------           CYCOMM INTERNATIONAL, INC.


                                    By: /s/ Michael Skoff
-------------------------              -------------------------------------
                                       Michael Skoff
                                       Its Chief Financial Officer


-------------------------           XL COMPUTING CORP., INC.


                                    By: /s/ Michael Skoff
-------------------------              -------------------------------------
                                       Michael Skoff
                                       Its Assistant Secretary

-------------------------           XL COMPUTING (CANADA) INC.


                                    By: /s/ Michael Skoff
-------------------------              -------------------------------------
                                       Michael Skoff
                                       Its Assistant Secretary

                                    AMERICAN COMMERCIAL FINANCE
-------------------------           CORPORATION


                                    By:
-------------------------              -------------------------------------
                                       Richard E. Mount
                                       Its President

DISTRICT OF COLUMBIA          )
                              )     ss.
                              )

      Before me, the undersigned, this 17th day of December, 1997, personally appeared Michael Skoff, known to me to be the Chief Financial Officer of Cycomm International, Inc. and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

      In Witness Whereof, I hereunto set my hand.


                                    /s/ Clara M. Santos
                                    ----------------------------------------
                                    Notary Public
                                    My Commission Expires: April 30, 2001


DISTRICT OF COLUMBIA          )
                              )     ss.
                              )

      Before me, the undersigned, this 17th day of December, 1997, personally appeared Michael Skoff, known to me to be the Assistant Secretary of XL Computing Corp., Inc. and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

      In Witness Whereof, I hereunto set my hand.


                                    /s/ Clara M. Santos
                                    ----------------------------------------
                                    Notary Public
                                    My Commission Expires: April 30, 2001

DISTRICT OF COLUMBIA          )
                              )     ss.
                              )

      Before me, the undersigned, this 17th day of December, 1997, personally appeared Michael Skoff, known to me to be the Vice President of XL Computing (Canada) Inc. and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

      In Witness Whereof, I hereunto set my hand.


                                    /s/ Clara M. Santos
                                    ----------------------------------------
                                    Notary Public
                                    My Commission Expires: April 30, 2001



STATE OF CONNECTICUT          )
                              )     ss.
COUNTY OF HARTFORD      )

      Before me, the undersigned, this ___ day of December, 1997, personally appeared Richard E. Mount, known to me to be the President of American Commercial Finance Corporation and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

      In Witness Whereof, I hereunto set my hand.


                                    ----------------------------------------
                                    Notary Public
                                    My Commission Expires:
                                    Commissioner of the Superior Court

SCHEDULE 5.1(m) - PENSION PLANS

Not Applicable

SCHEDULE 5.1(n) - DEFERRED COMPENSATION ARRANGEMENTS


EMPLOYMENT CONTRACTS
--------------------
1. Albert I. Hawk         Chief Executive Officer, Cycomm International Inc.
2. Michael R. Skoff       Chief Financial Officer, Cycomm International Inc.
3. Richard Mandrell       Chief Operating Officer, Cycomm International Inc.
4. G.T. Gangemi           President and C.E.O. - XL Computing Corp
                          Chief Executive Officer - XL Computing (Canada) Inc.

DEFERRED COMPENSATION PLANS

None


INCENTIVE COMPENSATION PLANS

None


EXECUTIVE COMPENSATION PLANS, ARRANGEMENTS OR COMMITMENTS

None

SCHEDULE 5.1(p) - PLACE OF BUSINESS AND LOCATION OF COLLATERAL

Location of Books and Records:

Cycomm International, Inc.
1420 Springhill Rd., Suite 420
McLean, VA  22102


Location of Collateral:

XL Computing Corporation
10305 102nd Terrace
Sebastian, FL  32958

300 Industrial Park Road
Vero Beach, FL  32960

12198 County Road 512 *
Fellsmere, FL  32948



XL Computing (Canada) Inc.
7900C Taschereau
Suite 100
Brossard, Quebec
Canada  J4X 1C2



* Space will be vacant by 12/31/97

SCHEDULE 5.1(u) - SECURITY INTERESTS AND LIENS ON COLLATERAL

CAPITAL LEASES: XL Computing Corporation and XL Computing (Canada) Inc. have capital leases for various assets. The lessors maintain unperfected security interests in the leased assets.


XL Computing Corporation


Lessor            Description of Asset          Lease Inception      Lease Term
------            --------------------          ---------------      ----------
AT&T              Haeger Insertion Press        Aug. 1996            65 months
AT&T              Accupress Hydr. Brake         Sept. 1996           65 months
AT&T              3 Dell Servers                Jan. 1997            24 months


XL Computing (Canada) Inc.

Lessor                  Description of Asset          Lease Inception     Lease Term
------                  --------------------          ---------------     ----------
BNP                     Mfg., office, comp equip.     Oct. 1997           24 months
Telecom Leasing
      Canada            Telephone System              Dec. 1996           24 months
Xerox Canada            Photocopier                   July 1997           24 months
Services Financiers
      Commcorp          Fax/printer                   Nov. 1997           24 months

SCHEDULE 5.1(v) - TRADENAMES

Tradenames
PCMobile

SCHEDULE 5.1(x) - PARENT, AFFILIATE OR SUBSIDIARY CORPORATIONS

SUBSIDIARIES OF CYCOMM INTERNATIONAL INC.


1. Cycomm Corporation. Incorporated on January 1, 1985, in Oregon, USA. A wholly-owned subsidiary of Cycomm International Inc.

      1.a. Val-Comm Inc. Incorporated on July 17, 1984, in New Mexico, USA. A wholly-owned subsidiary of Cycomm Corporation.

2. XL Computing Corporation. Incorporated on February 26, 1996 in Delaware, USA. A wholly-owned subsidiary of Cycomm International Inc.

3. XL Computing (Canada) Inc. Incorporated on June 3, 1996 in Quebec, Canada. A wholly-owned subsidiary of Cycomm International Inc.

4. Cypher Communications de Venezuela CA. Incorporated on July 22, 1993, in Venezuela. A wholly-owned subsidiary of Cycomm International Inc.